UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2022

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

COTERRA ENERGY INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 1, 2021, Double C Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Coterra Energy Inc., a Delaware corporation (formerly Cabot Oil & Gas Corporation) (“Coterra”), completed its merger (the “Merger”) with and into Cimarex Energy Co., a Delaware corporation (“Cimarex”), as a result of which Cimarex became a subsidiary of Coterra.

Item 8.01	Other Events.

The unaudited condensed consolidated balance sheet of Cimarex as of September 30, 2021, the unaudited condensed consolidated statements of operations of Cimarex for the three and nine months ended September 30, 2021 and 2020, the unaudited condensed consolidated statements of cash flows of Cimarex for the nine months ended September 30, 2021 and 2020, the unaudited condensed consolidated statements of stockholders’ equity of Cimarex for the three and nine months ended September 30, 2021, and the notes related to each of the foregoing, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01.

The unaudited pro forma combined statement of operations of Coterra for the year ended December 31, 2021 and the notes related thereto (the “Pro Forma Statement of Operations”) is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01. The Pro Forma Statement of Operations is presented as if the Merger had been completed on January 1, 2021. The Pro Forma Statement of Operations is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved had the Merger occurred on the date indicated. It does not purport to project the future operating results of the combined business following the consummation of the Merger.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed consolidated financial statements of Cimarex Energy Co. for the periods stated therein and the notes related thereto.
99.2	Unaudited pro forma combined statement of operations of Coterra Energy Inc. for the year ended December 31, 2021 and the notes related thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

	By:	/s/ Todd M. Roemer
Todd M. Roemer
Vice President and Chief Accounting Officer

Date: May 4, 2022